SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                              --------------------

                                   FORM 8-K/A

                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 17, 2001

                        Commission File Number 001112279


                               R-TEC HOLDING, INC.
             (Exact name of registrant as specified in its charter)

            IDAHO                                                82-0515707
(State or other jurisdiction of                               (I.R.S. Employer
 incorporation or organization)                              Identification No.)


1471 E. COMMERCIAL AVE., BOISE, IDAHO                              83642
(Address of Principal Executive Office)                          (Zip Code)


                                 (208) 887-0953
                Registrant's Telephone No., including area code:


Indicate by a check mark whether Registrant (1) has filed all reports required to be filed by Sections 13 or 15(d) of the Securities Act of 1934 during the preceding 12 months, and (2) has been subject to such filing requirements for the past 90 days.

                                                  YES (X)   NO ( )

                            EXPLANATION OF AMENDMENT

The Registrant, R-Tec Holding, Inc., ("The Company"), filed an initial report on Form 8-K on August 01, 2001 with the Securities and Exchange Commission. This report amends Item 7, FINANCIAL STATEMENTS, PRO-FORMA INFORMATION AND EXHIBITS, for the purchase of R-Tec Machine Tool, Inc., an Idaho corporation, within 60 days of August 01, 2001, the date the initial report on Form 8-K was required to be filed.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(A) Financial Statements of Business Acquired.


                              Financial Statements



                       BROWAND, LAMEIRE & ASSOCIATES, INC.



                                December 31, 2000

                          INDEPENDENT AUDITORS' REPORT

To the Shareholders
Browand, LaMeire & Associates, Inc.
Forest Grove, Oregon

We have audited the accompanying balance sheet of Browand, LaMeire & Associates, Inc. as of December 31, 2000, and the related statements of operations, changes in shareholders' equity, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Browand, LaMeire & Associates, Inc. as of December 31, 2000, and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States.

Balukoff, Lindstrom, & Co., P.A.

Boise, Idaho
September 18, 2001

                       BROWAND, LAMEIRE & ASSOCIATES, INC.
                                  BALANCE SHEET
                               December 31, 2000

Current assets
      Cash                                                              $  8,966
      Accounts receivable                                                176,855
      Notes receivable                                                    23,938
      Other assets                                                         1,274
                                                                        --------
               Total current assets                                      211,033

Fixed assets, net of accumulated depreciation                              9,394
Investment in partnership                                                 80,000
                                                                        --------

               Total assets                                             $300,427
                                                                        ========

Current liabilities
      Accounts payable                                                  $ 56,717
      Notes payable, related parties                                      89,731
                                                                        --------
               Total current liabilities                                 146,448

Shareholders' equity
      Common stock, no par value,
          1,000 authorized, 1,000 shares
          issued and outstanding                                           1,000
      Retained earnings                                                  152,979
                                                                        --------
               Total shareholders' equity                                153,979
                                                                        --------

               Total liabilities and shareholders' equity               $300,427
                                                                        ========

                             See accompanying notes

                       BROWAND, LAMEIRE & ASSOCIATES, INC.
                             STATEMENT OF OPERATIONS
                          Year Ended December 31, 2000


Revenues                                                                $450,040
Cost of revenues                                                          64,169
                                                                        --------

               Gross profit                                              385,871

Selling, general and administrative expenses                             214,352
                                                                        --------

               Operating income                                          171,519

Interest income                                                            2,506
                                                                        --------

               Net income                                               $174,025
                                                                        ========

Net income per common share                                             $   0.17
Weighted average shares outstanding                                        1,000


                             See accompanying notes

                       BROWAND, LAMEIRE & ASSOCIATES, INC.
                  STATEMENT OF CHANGES IN SHAREHOLDERS' EQUITY
                          Year Ended December 31, 2000


                                          Common      Retained
                                          Stock       Earnings          Total
                                          ------      ---------       ---------


Balance at January 1, 2000                $1,000      $  73,442       $  74,442

    Net income                              --          174,025         174,025
    Dividends                               --          (94,488)        (94,488)
                                          ------      ---------       ---------

Balance at December 31, 2000              $1,000      $ 152,979       $ 153,979
                                          ======      =========       =========


                             See accompanying notes

                       BROWAND, LAMEIRE & ASSOCIATES, INC.
                             STATEMENT OF CASH FLOWS
                          Year Ended December 31, 2000


Cash flows from operating activities
    Net income                                                        $ 174,025
    Adjustments to reconcile net income to net
      cash provided by operating activities
      Depreciation                                                        4,617
      Changes in assets and liabilities
        Accounts receivable                                            (119,903)
        Other assets                                                       (450)
        Accounts payable                                                 36,846
                                                                      ---------
             Net cash provided by operating activities                   95,135

Cash flows from investing activities
    Loans made                                                          (24,000)
    Collection on loans                                                      62
    Dividends paid                                                      (94,488)
    Purchase of fixed assets                                             (2,043)
                                                                      ---------
               Net cash used by investing activities                   (120,469)

Cash flows from financing activities
    Proceeds from notes payable                                         134,386
    Payments on  notes payable                                         (110,580)
                                                                      ---------
               Net cash provided by financing activities                 23,806
                                                                      ---------

               Net decrease in cash                                      (1,528)
Beginning cash                                                           10,494
                                                                      ---------

               Ending cash                                            $   8,966
                                                                      =========

                             See accompanying notes

                       BROWAND, LAMEIRE & ASSOCIATES, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                December 31, 2000


NOTE A - SIGNIFICANT ACCOUNTING POLICIES

Organization

Browand, LaMeire & Associates, Inc., (the Company), an S-Corporation formed in 1990, is a company specializing in marketing and sales of test interface devices to the high tech industry.

Revenue Recognition

The Company's revenue is derived primarily from providing marketing services to clients in the high tech industry. Revenues are recognized at the time the actual product is sold by the Company's clients.

Credit Risk

The Company grants credit to customers primarily in the technology industry throughout the United States. The accounting loss incurred if all parties failed entirely to perform on their obligation is equal to the balance outstanding for trade accounts receivable.

Cash Equivalents

The Company considers all highly liquid investments maturing in three months or less as cash equivalents.

Fixed Assets

Capital additions are classified as fixed assets and are recorded at cost. Depreciation is recorded by use of the straight-line method. The book value of each asset is reduced by equal amounts over its estimated useful life.

Maintenance and repairs are charged to operations as incurred. When an asset is disposed of, accumulated depreciation is deducted from the original cost, and any gain or loss arising from its disposal is credited or charged to operations.

                       BROWAND, LAMEIRE & ASSOCIATES, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                December 31, 2000

Significant Customers and Suppliers

The Company recorded revenue from services provided to customers that exceeded ten percent of total revenue as follows:

                                                            2000
                                                         ---------

     Connect2it (related party)                          $ 148,169
     Gamma Technologies                                     61,350
     R-Tec Corporation                                     197,056
                                                         ---------

                                                         $ 406,575
                                                         =========

Income Taxes

The shareholders have elected to be taxed as an "S" Corporation as defined by the Internal Revenue Code, wherein the shareholders report net earnings of the Corporation on their personal tax returns. Accordingly, no provision or liability for income taxes has been included in the financial statements.

Value of Financial Instruments

The Company estimates that the fair value of all financial instruments, at December 31, 2000, do not differ materially from the aggregate carrying values of its financial instruments recorded in the accompanying balance sheet. The estimated fair value amounts have been determined by the Company using available market information and appropriate valuation methodologies. Considerable judgment is required in interpreting market data to develop the estimates of fair value, and accordingly, the estimates are not necessarily indicative of the amounts that the Company could realize in a current market exchange.

Estimates

Management uses estimates and assumptions in preparing financial statements. Those estimates and assumptions affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities, and reported revenues and expenses. Significant estimates used in preparing these financial statements include those assumed in determining the collectibility of receivables. It is at least reasonably possible that the significant estimates used will change within the next year.

Earnings Per Share

Earnings per share are computed by dividing net income available to common shareholders by the weighted average number of shares outstanding.

                       BROWAND, LAMEIRE & ASSOCIATES, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                December 31, 2000


NOTE B - FIXED ASSETS

Fixed assets consists of:
                                                                    2000
                                                                  --------
     Furniture and fixtures                                       $ 40,140
     Software                                                          977
                                                                  --------
                                                                    41,117
     Accumulated depreciation and amortization                     (31,723)
                                                                  --------

                                                                  $  9,394
                                                                  ========

The estimated useful lives of furniture and fixtures is five to seven years and software is three years.

NOTE C - NOTES RECEIVABLE

During 2000, the Company made an advance to a Company representative. The advance was recorded as a note receivable. The note bears interest at 15% and is payable from future commissions owed to the representative.

NOTE D - INVESTMENT IN PARTNERSHIP

The Company purchased a 5% interest in Connect2it, LLC for $30,000 during 1998, which was accounted for using the cost method. During 1999, the Company purchased an additional 15% of Connect2it, LLC for $50,000. The investment continued to be accounted for using the cost method. Subsequent to year end, July 13, 2001, the Company sold their share of the investment back to Connect2it, LLC for $109,742.

NOTE E - NOTES PAYABLE TO SHAREHOLDERS

At December 31, 2000 the Company owes the shareholders $89,731. The note does not bear interest and is due on demand.

NOTE F - RELATED PARTY TRANSACTIONS

As described in Note D, the Company owns 20% of Connect2it, LLC. Sales to Connec2it, LLC for 2000 were $148,168. The Company has accounts receivable from Connect2it, LLC at December 31, 2000 in the amount of $34,050.

                       BROWAND, LAMEIRE & ASSOCIATES, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                December 31, 2000

NOTE G - SUBSEQUENT EVENT

On July 17, 2001, R-Tec Holding, Inc. acquired certain assets from the Company pursuant to an Asset Purchase Agreement by and between R-Tec Holding, Inc. and the two individual shareholders of the Company.

Under the terms of the Agreement, R-Tec Holding, Inc. agreed to acquire certain assets, which include the client list and industry contacts and certain items of office equipment. Consideration for the acquisition was 380,000 shares of the common stock of R-Tec Holding, Inc. valued at $1.00 per share, which the parties agree and acknowledge was the fair market value of R-Tec Holding, Inc.'s shares as of the date of the Agreement. The Agreement provides for each of the two Company's shareholders to receive equal shares of R-Tec Holding, Inc.'s common stock in the transaction.

NOTE H - RECENTLY ISSUED ACCOUNTING STATEMENTS

In June 1998, the FASB issued SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities." This statement establishes accounting and reporting standards for derivatives as assets or liabilities in the statement of financial position and measurement of those instruments at fair value. In June 1999, the FASB issued SFAS No. 137 "Accounting for Derivative Instruments and Hedging Activities - Deferral of the Effective Date of FASB Statement No. 133" which delays the effective date of SFAS No. 133 to fiscal years beginning after June 15, 2000. In June 2000 the FASB issued SFAS No. 138 "Accounting for Certain Derivative Instruments and Certain Hedging Activities" which amends some of the provisions of FASB 133. The Company believes that the adoption of these accounting standards will not have any material effect on the financial statements of the Company.

(B)      Pro Forma Financial Information


These financial statements do not purport to represent the combined results of operations of R-Tec Holding, Inc. (R-TEC or The Company) and Browand, LaMeire & Associates, Inc. (BLA) that might have occurred had the BLA acquisition been completed on such dates, nor are they indicative of future results of operations. The pro forma adjustments relate to the purchase allocation of and give effect to marking certain assets to fair market value. The Company has made reclassifications to certain liabilities of BLA consistent with the purchase method of accounting. Other adjustments may be recorded based upon information received in the future. Such adjustments may have a significant impact on total assets and liabilities, cost of operations, depreciation and amortization, and other expense accounts.

Any purchase accounting adjustments, or related costs and possible charges arising from the purchase of BLA, may materially impact the Company's future combined financial position and combined financial results of operations. These pro forma financial statements also do not give effect to possible future sales of assets or certain of the operations or to any cost savings of other benefits of the business combination that may result from the integration of BLA and the Company.

The unaudited pro forma combined financial statements should be read in conjunction with the notes to the unaudited pro forma combined financial statements, the historical consolidated financial statements of the Company and related notes as previously filed with the Securities and Exchange Commission and incorporated herein.

                      R-TEC HOLDING, INC. AND SUBSIDIARIES
                        PRO FORMA COMBINED BALANCE SHEET
                             AS OF DECEMBER 31, 2000

                                                                               Pro Forma
                                                                              Adjustments
                                                                            Related to the        COMBINED
                                                       R-TEC         BLA          BLA            PRO FORMA
                                                     HISTORICAL   HISTORICAL  Acquisition        FINANCIAL
                                                      (Note 1)     (Note 2)    (Note 3)          STATEMENTS
                                                     ----------   ----------  -----------        ----------
CURRENT ASSETS:
Cash and certificates of deposit                     $  107,478   $  8,966   $  (8,966)(c)      $  107,478
Accounts receivable                                     533,764    176,855    (176,855)(c)         533,764
Costs and estimated earnings in excess of billings
    on uncompleted contracts                            211,164       --          --               211,164
Income taxes receivable                                  15,295       --          --                15,295
Prepaid expenses                                          3,094       --          --                 3,094
Other assets                                               --        1,274        --                 1,274
Notes receivable, current portion                         4,087     23,938     (23,938)(c)           4,087
                                                     ----------   --------   ---------          ----------
Total current assets                                    874,882    211,033    (209,759)            876,156

Property, plant and equipment, net                      334,969      9,394        --               344,363
Other assets                                            190,397       --       295,466 (a)         485,863
Investment in partnership                                  --       80,000     (80,000)(c)            --
Notes receivable, less current portion                   14,663       --          --                14,663
                                                     ----------   --------   ---------          ----------
Total assets                                         $1,414,911   $300,427   $   5,707          $1,721,045
                                                     ==========   ========   =========          ==========

LIABILITY AND SHAREHOLDERS' EQUITY
Current Liabilities
Current portion of capital leases payable            $   54,846   $   --     $    --            $   54,846
Accounts payable                                        312,949     56,717     (56,717)(c)         312,949
Accrued liabilities                                     108,034       --          --               108,034
Billings in excess of costs and estimated earnings
    on incomplete contracts                              94,663       --          --                94,663
Accrued preferred dividends payable                      36,517       --          --                36,517
Notes payable to related parties, current portion        65,000     89,731     (89,731)(c)          65,000
                                                     ----------   --------   ---------          ----------
Total current liabilities                               672,009    146,448    (146,448)            672,009

Long term capital leases payable                        121,047       --          --               121,047
Notes payable to related parties                        100,000       --          --               100,000
Shareholders' equity                                    521,855    153,979     152,155 (a),(c)     827,989
                                                     ----------   --------   ---------          ----------
Total Liabilities and Shareholders' Equity           $1,414,911   $300,427   $   5,707          $1,721,045
                                                     ==========   ========   =========          ==========

         The accompanying notes are an integral part of these pro forma financial statements

                      R-TEC HOLDING, INC. AND SUBSIDIARIES
                   PRO FORMA COMBINED STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2000


R-TEC HOLDING, INC. AND SUBSIDIARIES
Pro Forma Combined Statement Of Operations
Year Ended December 31, 2000

                                                                                   Pro Forma
                                                                                  Adjustments
                                                                                 Related to the        COMBINED
                                                        R-TEC           BLA           BLA             PRO FORMA
                                                      HISTORICAL     HISTORICAL   Acquisition         FINANCIAL
                                                       (Note 1)       (Note 2)      (Note 3)          STATEMENTS
                                                     ------------    ---------    ------------        -----------
Revenue                                              $  1,825,900    $ 450,040    $   (197,056)(b)    $ 2,078,884
Direct operating costs                                  1,526,302       64,169        (197,056)(b)      1,393,415
                                                     ------------    ---------    ------------        -----------
Gross profit                                              299,598      385,871            --              685,469

Selling, general and administrative expenses              622,093      214,352          73,866 (a)        910,311
Research and development expenses                          22,710         --              --               22,710
                                                     ------------    ---------    ------------        -----------
Income (loss) from operations                            (345,205)     171,519         (73,866)          (247,552)

Interest expense                                          (27,795)        --              --              (27,795)
Interest income                                             3,243        2,506            --                5,749
                                                     ------------    ---------    ------------        -----------
                                                          (24,552)       2,506            --              (22,046)
                                                     ------------    ---------    ------------        -----------
Income (loss) before income taxes                        (369,757)     174,025         (73,866)          (269,598)
Income tax benefit                                         12,893         --              --               12,893
                                                     ------------    ---------    ------------        -----------
Net income (loss)                                        (356,864)     174,025         (73,866)          (256,705)

Preferred stock dividends                                  36,517         --              --               36,517
                                                     ------------    ---------    ------------        -----------
Net income (loss) available to common shareholders   $   (393,381)   $ 174,025    $    (73,866)       $  (293,222)
                                                     ============    =========    ============        ===========
Basic earnings (loss) per share                      $      (0.03)                                    $     (0.02)
                                                     ============                                     ===========
Diluted earnings (loss) per share                    $      (0.03)                                    $     (0.02)
                                                     ============                                     ===========
Dividends paid per common share                      $       --                                       $      --
                                                     ============                                     ===========
Weighted average shares outstanding-
Common shares outstanding at year end                  17,405,422                      380,000         17,785,422


         The accompanying notes are an integral part of these pro forma financial statements

NOTE 1. R-TEC HOLDING, INC. AND SUBSIDIARIES HISTORICAL.

The historical balances represent the balance sheet and results of operations for R-TEC as of each period indicated as previously reported in the combined pro forma financial statements (including the stock acquisition of R-Tec Machine Tool, Inc. (RTMT)) of R-TEC reported pursuant to Form 8-KA filed on September 17, 2001.

NOTE 2. BROWAND, LAMEIRE & ASSOCIATES, INC. HISTORICAL

The historical balances represent the balance sheet and results of operations for BLA, as of December 31, 2000 and each period indicated as reported.

NOTE 3. PRO FORMA ADJUSTMENTS.

The pro forma adjustments were made to reflect the purchase price paid for the assets by R-TEC and to reflect the acquisition as if it had occurred on January 1, 2000. The pro forma adjustments related to the purchase allocation of BLA give effect to the marking of certain assets to fair market value, consistent with the purchase method of accounting. R-TEC will consider future operational activities and results to determine if appraisals to both asset and liability accounts are required due to circumstances which may arise in the ordinary course of business. Other adjustments may be recorded based upon information to be received in the future and may have a significant impact on total assets, total liabilities, cost of operations, depreciation and amortization, and other expense accounts.

Any purchase accounting adjustments, or related costs and possible charges arising from the purchase of BLA may materially impact the Company's future combined financial position and combined financial results of operations. These pro forma financial statements do not give effect to possible future sales of assets or certain of the operations or to any cost savings or other benefits of the business combination, which may result from the integration of R-TEC and BLA.

The pro forma adjustments reflected in the pro forma combined financial statements give effect to the following:

a)   Other assets, Shareholders' Equity     To adjust pro forma combined assets
                                            to fair market value of BLA assets
                                            acquired. Other assets to include
                                            customer lists amortized over a
                                            five year time period.

b)   Revenue, Direct Operating Costs        To eliminate intercompany sales
                                            between R-TEC and the BLA.

c)   Non-acquired Assets and Liabilities    To eliminate non-acquired assets
                                            and liabilities not acquired and not
                                            assumed in the asset purchase.

(C)  Exhibits

     23.1 Consent of Balukoff, Lindstrom & Co., P.A.

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  R-Tec Holding, Inc.
                                                  (Registrant)


Date:  September 14, 2001                         By: /s/ Douglas G. Hastings
                                                      --------------------------
                                                      Douglas G. Hastings
                                                      President / CEO


                                                  By: /s/Michael T. Montgomery
                                                      --------------------------
                                                      Michael T. Montgomery
                                                      Chief Financial Officer